                            L. J. Melody & Company
                                 Balance Sheet
                                 June 30, 1996
                                  (Unaudited)

                                                                  1996
                                                                  ----
CURRENT ASSETS:
         Cash and cash equivalents                                375,706
         Investment in mutual funds, at fair value              2,403,590
         Accounts receivable and other current assets             480,178
         Short-term investment in note receivable                    -
                                                               ----------
                  Total current assets                          3,259,474

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net                         147,590

NOTES RECEIVABLE FROM OFFICER                                        -

OTHER ASSETS, net                                                  44,856
                                                               ----------
                  Total assets                                  3,451,920
                                                               ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
         Accrued employee benefits                                159,735
         Accounts payable and accrued expenses                    127,575
         Warehouse credit line                                       -
                                                                ---------
                  Total current liabilities                       287,310

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
         Common stock                                             135,000
         Unrealized depreciation on investment in mutual funds    (75,021)
         Retained earnings                                      3,104,631
                                                               ----------
                                                                3,164,610

                  Total liabilities and shareholders' equity    3,451,920
                                                               ==========

                            L. J. Melody & Company
                            Statement of Operations
                    For the Six Months Ended June 30, 1996
                                  (Unaudited)


                                                   1996
                                                   ----
REVENUES:
        Loan placement and brokerage              958,096
        Loan servicing and asset management       987,016
        Other income                              350,846
                                               ----------
                                                2,295,958

EXPENSES:
        Salaries and other compensation         2,536,662
        General and administrative                920,922
        Depreciation and amortization              35,711
                                               ----------
                                                3,493,295

NET LOSS                                       (1,197,337)

RETAINED EARNINGS AT BEGINNING OF PERIOD        4,766,968

DISTRIBUTIONS TO SHAREHOLDERS                    (465,000)
                                               ----------

RETAINED EARNINGS AT END OF PERIOD              3,104,631
                                               ==========

                            L. J. Melody & Company
                            Statement of Cash Flows
                    For the Six Months Ended June 30, 1996
                                  (Unaudited)

                                                                                          1996
                                                                                          ----
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net loss                                                                       (1,197,337)
        Adjustments to reconcile net loss to net cash used in operating activities-
        Depreciation and amortization                                                      35,711
        Equity in loss of joint venture                                                    22,187
        Loss on disposal of equipment                                                     148,877
        Reinvestment of dividends on investment in mutual funds                           (62,375)
        Origination of multifamily mortgage loans for sale                            (20,550,000)
        Proceeds from sales of multifamily mortgage loans                              27,950,000
        Changes in operating assets and liabilities-
           Accounts receivable and other current assets                                   244,998
           Accrued employee benefits                                                     (344,335)
           Accounts payable and accrued expenses                                         (473,141)
                                                                                      -----------

        Net cash provided by (used in) operating activities                             5,774,585

CASH FLOWS FROM INVESTING ACTIVITIES:
        Purchase of equipment                                                                -
        Payments received on notes receivable from officers                               361,749
        Purchase of other assets                                                           (4,092)
                                                                                      -----------

        Net cash provided by (used in) investing activities                               357,657

CASH FLOWS FROM FINANCING ACTIVITIES:
        Distributions to shareholders                                                    (465,000)
        Payment of dividends                                                                 -
        Advances on warehouse line                                                     20,550,000
        Payments on warehouse line                                                    (27,950,000)
                                                                                      -----------

        Net cash provided by (used in) financing activities                            (7,865,000)
                                                                                      -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                              (1,732,758)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        2,108,464
                                                                                      -----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                375,706
                                                                                      ===========

                            L. J. MELODY & COMPANY
                            ----------------------

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  ------------------------------------------

                                 JUNE 30, 1996
                                 -------------
                                  (Unaudited)



1.  SIGNIFICANT ACCOUNTING MATTERS:
    -------------------------------

L. J. Melody & Company (the Company) is a commercial mortgage banker and SEC-registered investment adviser. The Company services commercial mortgages and manages real estate investments for institutional clients. As of June 30, 1996, the Company was servicing loans for others with principal balances aggregating approximately $1.9 billion. During the six month period ended June 30, 1996, approximately 25 percent of loan servicing and asset management fees and 40 percent of loan placement and brokerage fees were earned from one of the Company's investors. In addition, approximately 10 percent of loan placement and brokerage fees and 45 percent of loan servicing and asset management fees were earned from two separate investors. The Company primarily operates in the Southwestern United States; however, it pursues mortgage banking operations in other areas of the country as they arise. L. J. Melody Investments, Inc., a majority-owned subsidiary, operates as a commercial mortgage broker doing business in Colorado. The following is a summary of significant accounting matters.

Basis of Presentation
- ---------------------

The consolidated financial statements include the accounts of the Company and its majority-owned subsidiary. Minority interest amounts relating to such subsidiary are not material to the financial statements. All significant intercompany transactions and balances have been eliminated upon consolidation. In the opinion of management, the accompanying consolidated financial statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of financial position and results of operation.

The consolidated financial statements for the interim period have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information not misleading.

Use of Estimates
- ----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Standard Regarding Impairment
- --------------------------------------------

In March 1995 the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Effective January 1, 1996, the Company adopted SFAS No. 121. The adoption of this standard did not have a material effect on the Company's financial position or results of operations.

New Accounting Standard Regarding Accounting for Transfers and Servicing of
- ---------------------------------------------------------------------------
Financial Assets and Extinguishment of Liabilities
- --------------------------------------------------

In June 1996 the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." This statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishment of liabilities. This statement is required to be adopted by the Company in fiscal 1997. Management of the Company has not yet determined the impact, if any, that the adoption of this statement will have on the Company's financial position or results of operations.

Cash and Cash Equivalents
- -------------------------

Cash and cash equivalents consist of cash and money market mutual funds, the fair value of which approximates cost. The Company considers all investments with an original maturity of less than three months to be cash equivalents.

Investments in Mutual Funds
- ---------------------------

The Company accounts for its investments in mutual funds in accordance with SFAS No. 115, "Accounting for Investments in Debt and Equity Securities," whereby investments classified as "available for sale" are reported at fair value, with unrealized appreciation and depreciation excluded from earnings and reported as a separate component of shareholders' equity. During the six months ended June 30, 1996, interest received on the Company's investments of $62,375 was reinvested in the mutual funds. Additionally, unrealized appreciation/depreciation on investments reflected as a separate component of shareholders' equity decreased $101,711 during the six months ended June 30, 1996.

Equipment and Leasehold Improvements
- ------------------------------------

Equipment and leasehold improvements are carried at cost. Direct costs incurred in connection with software development for internal use are capitalized. Depreciation and amortization are computed using the straight-line or double-declining methods over the assets' estimated useful lives, which range from three to ten years.

Loan Placement and Brokerage Revenues
- -------------------------------------

Revenue from loan placement and brokerage is recognized at the time that a noncontingent commitment is obtained and the Company has no significant remaining obligations for performance in connection with the transaction. Loan placement and brokerage expenses are charged to income as incurred.

Loan Servicing and Asset Management Revenues
- --------------------------------------------

Loan servicing revenue represents a participation in interest collections on loans serviced for investors, normally based upon a stipulated percentage of the outstanding monthly principal balance of such loans. These revenues are credited to income as monthly principal and interest payments are collected from mortgagors, and expenses of loan servicing are charged to income as incurred.

Federal Income Taxes
- --------------------

The Company operates under Subchapter S of the Internal Revenue Code and, consequently, is not subject to federal income tax. The shareholders include the Company's taxable income or loss in their individual tax returns.

2.  INVESTMENT IN JOINT VENTURE:
    ----------------------------

In June 1994 the Company entered into a joint venture with W. L. Case Holding Company (Case), an Ohio corporation, to form WLC Real Estate Finance L.L.C.
(WLC), a Delaware limited liability company. WLC was formed for the purpose of developing and originating mortgage loans under programs developed by certain lenders. The Company and Case each contributed $100,000 for 50 percent interests in WLC. Case applied to Freddie Mac and received approval as a Multifamily Program Plus Seller/Servicer. In connection therewith, the Company signed an agreement effectively guaranteeing the performance of Case to Freddie Mac of any and all obligations, as defined, up to a maximum amount of $1,000,000. WLC has entered into an exclusive mortgage correspondent agreement dated December 1, 1994, whereby WLC will serve as Case's exclusive mortgage correspondent in connection with the origination, underwriting and closing of commercial and multifamily mortgage loans for certain lenders.

WLC is jointly managed by Case and the Company and, accordingly, is accounted for under the equity method of accounting. During the six months ended June 30, 1996, the Company recorded equity in losses of WLC of approximately $22,000, representing its pro rata share of WLC's net loss. Such amount has been included as a component of other income on the accompanying consolidated statements of operations while the Company's net investment in the joint venture of approximately $13,000 at June 30, 1996, has been included as a component of other assets in the accompanying consolidated balance sheet.

3.  WAREHOUSE CREDIT LINE:
    ----------------------

During 1994, the Company entered into a warehouse credit line (the Line) with a bank to provide funding for 99 percent of the principal balance of multifamily loans originated and warehoused for sale to Freddie Mac. Under the terms of the Line, interest is paid on outstanding borrowings at the Freddie Mac-required net yield as specified in the Freddie Mac purchase contract issued to the Company and borrowings are repaid upon purchase of the notes receivable from Freddie Mac. The Line includes covenants which require the Company to meet certain ratios and levels of tangible net worth and debt coverage and maintain a minimum loan servicing portfolio. As of June 30, 1996, the Company was in compliance with the covenants contained in the Line. At June 30, 1996, no amount was outstanding under the line.

4.  RELATED-PARTY TRANSACTIONS:
    ---------------------------

At June 30, 1995, the Company had unsecured notes receivable from two officers (who are also shareholders of the Company) in the amounts of $363,245 and $16,622. The outstanding borrowings have maturity dates ranging from December 31, 1995, to December 31, 1999, and bear interest ranging from 7.5 percent to 9 percent payable annually in arrears. The Company recognized $14,622 of interest income on these notes for the six months ended June 30, 1996. In May 1996 the notes, including accrued interest, were repaid in full.

L. J. Melody & Company of California (LJMCal) is owned 99 percent by one of the shareholders of the Company. The Company provides loan servicing on certain loans obtained by LJMCal for which services the Company earned $130,608 during the six months ended June 30, 1996. The Company also provides accounting and other administrative services for LJMCal for which the Company received $36,000 during the six months ended June 30, 1996.

5.  REGULATORY REQUIREMENTS:
    ------------------------

The Company is a Department of Housing and Urban Development (HUD) approved Title II mortgagee as well as a Freddie Mac-approved Multifamily Program Plus Seller/Servicer. The Company is subject to the minimum net worth requirements of HUD and Freddie Mac. At June 30, 1996, the Company's net worth, as calculated in accordance with HUD and Freddie Mac guidelines, was in excess of the minimum required net worth. Additionally, as of June 30, 1996, the Company carried errors and omission insurance coverage of $5,000,000 and fidelity bond insurance coverage of $4,000,000, which are in excess of the minimum required insurance coverage of each program.

As a Freddie Mac Multifamily Program Plus Seller/Servicer, the Company is obligated to advance funds to ensure the timely payment of insurance and taxes on loans serviced on behalf of Freddie Mac. Advances are recovered through subsequent collections from the borrower or from Freddie Mac in the event of default by the borrower. At June 30, 1996, no amount was outstanding for advances made by the Company for insurance and taxes on behalf of Freddie Mac.

6.  SUBSEQUENT EVENT:
    -----------------

Effective July 1, 1996, CB Commercial Mortgage Company, Inc. (CB Mortgage), a wholly owned subsidiary of CB Commercial Real Estate Group, Inc. (CB Commercial), acquired all of the outstanding capital stock of the Company and of LJMCal. The aggregate purchase price for the Company and LJMCal was $12.7 million, of which $9 million was paid in cash provided from working capital of CB Commercial and the remainder in senior and contingent promissory notes. On July 9, 1996, CB Mortgage merged into the Company, with the Company surviving the merger. As a result of the merger, LJMCal became a wholly owned subsidiary of the Company, and it is intended that at the end of 1996 LJMCal will be merged into the Company.